UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2019

DASAN ZHONE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7195 Oakport Street

Oakland, California 94621

(Address of Principal Executive Offices, Including Zip Code)

(510) 777-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	DZSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 15, 2019, Dasan Zhone Solutions, Inc. (the “Company”) notified the NASDAQ Stock Market LLC (“Nasdaq”) of the resignation of director Michael Connors from the Company’s Board of Directors (the “Board”).  At the time of his resignation, Mr. Connors was a member of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.

The Company notified Nasdaq that as a result of Mr. Connor’s resignation, the Company was no longer in compliance with (i) Nasdaq Listing Rule 5605(b)(1), which requires the Company’s Board to consist of a majority of independent directors, (ii) Nasdaq Listing Rule 5605(c)(2)(A), which requires the Company’s Audit Committee to be composed of at least three independent directors and (iii) Nasdaq Listing Rule 5605(d)(2)(A), which requires the Company’s Compensation Committee to be composed of at least two independent directors.

In its notification to Nasdaq, the Company confirmed that it is relying on the cure periods specified in Nasdaq Listing Rules 5605(b)(1)(A), 5605(c)(4)(B) and 5605(d)(4). The Company intends to conduct a director search process to fill the vacancies on the Board, the Audit Committee and the Compensation Committee as promptly as possible in order to regain compliance on a timely basis in accordance with Nasdaq Listing Rules.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

As described in Item 3.01 of this Current Report on Form 8-K, on November 15, 2019, Michael Connors, resigned from the Board and all committees of the Board for personal reasons, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2019	DASAN Zhone Solutions, Inc.

	By:	/s/ Il Yung Kim
Il Yung Kim
President, Chief Executive Officer, Interim Chief Financial Officer and Treasurer

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